UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

WASATCH FOOD SERVICES, INC.
(Name of Registrant as Specified in Charter)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

WASATCH FOOD SERVICES, INC.
Number 363, Sheng Li West Street
Weifang, Shandong Province
The People’s Republic of China

Dear stockholder:

You are cordially invited to attend a special meeting (the “Meeting”) of the stockholders of Wasatch Food Services, Inc., a Nevada corporation (the “Company”).  The Meeting will be held on April 22, 2010, at 11:00 a.m., local time, at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.

The matter to be considered at the Meeting is an amendment to the Company’s articles of incorporation to change our name to Xinde Technology Company.

Your vote is important.  We encourage you to vote your proxy by mailing in your enclosed proxy card so that your shares will be presented and voted at the meeting even if you cannot attend.  Accordingly, please return your proxy card as soon as possible pursuant to the instructions on the proxy card.

We hope to see you at the meeting.

/s/Dianjun Liu Dianjun Liu, President and Chief Executive Officer Weifang, Shandong Province, The People’s Republic of China April 5, 2010

WASATCH FOOD SERVICES, INC.
Number 363, Sheng Li West Street
Weifang, Shandong Province
The People’s Republic of China

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 22, 2010, AT 11:00 A.M.

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of stockholders of Wasatch Food Services, Inc., a Nevada corporation (the “Company”), will be held on April 22, 2010 at 11:00 a.m., local time, at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China, for the following purposes, as more fully described in the attached Proxy Statement:

1.           To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company from Wasatch Food Services, Inc. to Xinde Technology Company; and

2.           To consider and act on any other matter that may properly come before the meeting or any postpone or adjournment thereof.

The Company’s Board of Directors has fixed the close of business on March 16, 2010 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof.

The Company’s Board of Directors is making this proxy solicitation.  Subject to the restrictions described in the attached Proxy Statement, all shares of the Company’s common stock that are presented by properly executed and unrevoked proxy cards received by the Company’s selected vendor to tabulate the vote of the Company’s common stockholders, prior to the Meeting, will be voted.

A complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder of record during ordinary business hours commencing two days after the date of this notice at the Company’s offices located at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.

IMPORTANT

All stockholders entitled to vote are cordially invited to attend the Meeting in person.  Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy card (the “Proxy Card”) as promptly as possible in the envelope enclosed for your convenience.  Should you receive more than one Proxy Card because your shares are registered in different names and addresses, each Proxy Card should be signed and returned to ensure that all your shares will be voted.  You may revoke your proxy at any time prior to the Meeting by executing and submitting a Proxy Card bearing a later date.  If you attend the Meeting and vote by ballot, your Proxy Card will be revoked automatically and only your vote at the Meeting will be counted.

By Order of the Board of Directors,

/s/Dianjun Liu
April 5, 2010	Dianjun Liu, President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND, AS SOON AS POSSIBLE, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

WASATCH FOOD SERVICES, INC.
Number 363, Sheng Li West Street
Weifang, Shandong Province
The People’s Republic of China
_________________________

PROXY STATEMENT
_________________________

SPECIAL MEETING OF STOCKHOLDERS
 TO BE HELD ON APRIL 22, 2010

GENERAL INFORMATION

Information About the Special Meeting

This Proxy Statement (this “Proxy Statement”) contains information related to the special meeting (the “Meeting”) of the stockholders of Wasatch Food Services, Inc., a Nevada corporation (the “Company”), such holders owning all of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) of record at the close of business on March 16, 2010 (collectively, the “Stockholders”). The Meeting will be held on April 22, 2010, at 11:00 a.m., local time, at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.

Information About this Proxy Statement

The Company has sent to you this Proxy Statement and the enclosed proxy card (the “Proxy Card”) because the Company’s board of directors (the “Board”) is soliciting your proxy to vote your shares of Common Stock at the Meeting. If you own Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting the Company. This Proxy Statement summarizes information that we are required to provide to you under the rules promulgated by the United States Securities and Exchange Commission (the “SEC”) and which is designed to assist you in voting your shares of Common Stock. On or about April 7, 2010, we began mailing this Proxy Statement and the enclosed Proxy Card to all Stockholders of record at the close of business on March 16, 2010.

Matters to be Voted on at the Meeting

Proposal No. 1:  An amendment of the Company’s articles of incorporation to change the name of the Company from Wasatch Food Services, Inc. to Xinde Technology Company; and

Proposal No. 2: To consider and act on any other matter that may properly come before the meeting or any postpone or adjournment thereof.

The Board recommends that you vote FOR the name change to Xinde Technology Company.

Information About Voting

Stockholders can vote on matters presented at the Meeting in two ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed Proxy Card promptly using the pre-addressed return envelope to Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.  If you do this, the proxies, Dianjun Liu and Chenglin Wang, will vote your shares in the manner you indicate. If you do not indicate instructions on the Proxy Card, your shares will be voted FOR the proposed name change.

(b) In Person. You may attend the Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) of revocation to the attention of the Company’s Corporate Secretary, Miusi Yang, prior to the Meeting, or by submitting a later-dated Proxy Card to us.

Each share of Common Stock is entitled to one vote. As of the record date, March 16, 2010 (the “Record Date”), there were 60,000,000 shares of Common Stock outstanding. There were no shares of the Company’s preferred stock outstanding. A majority of the outstanding shares of Common Stock on the Record Date must approve of the proposal in order for it to pass.

Information Regarding Tabulation of the Vote

The Board will appoint one or more inspectors of election to act at the Meeting and to make a written report thereof. Prior to the Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of submitted Proxy Cards will be final and binding.

Dissenter's Rights

The Nevada General Corporation Law does not provide for dissenters' rights in connection with any of the actions described in this Proxy Statement, and the Company will not provide Stockholders with any such right independently. Also, no Stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the proposed name change.

Quorum Requirement

A quorum of Stockholders is necessary to hold a valid Meeting. Pursuant to the Company’s bylaws, Stockholders entitled to exercise a majority of the voting power of the Common Stock, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval by a majority of the outstanding shares of Common Stock outstanding, as of the Record Date, will be required to approve the amendment to change the name of the Company to Xinde Technology Company.

Abstentions and broker non-votes, if any, will be counted as votes against the amendments.

As of March 16, 2010, there were approximately 146 holders of record of outstanding shares of Common Stock (excluding beneficial owners in “street names”).

Revocation of Proxies

If you vote by proxy via the submission of a Proxy Card, you may revoke it at any time before it is exercised by giving notice to the Company in writing or by means of other verifiable communication to the Company’s Corporate Secretary prior to the Meeting or by submitting a later-dated Proxy Card to the Company.

Costs of Proxy Solicitation

The Company will pay all the costs of soliciting the proxies except for the costs of returning your Proxy Card. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of the Company. The Company will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute Proxy Cards, and reimburse them for expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth each person known by us to be the beneficial owner of five percent (5%) or more of our Common Stock, all directors individually and all directors and officers of Wasatch as a group on the Record Date.  Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner(1)	Total Beneficial Ownership	Percentage of Class(2)
Dianjun Liu, President, CEO & Director(3)	20,664,000	34.44%
Chenglin Wang, CFO, Treasurer & Director(4)	1,201,200	2%
Miusi Yang, Corporate Secretary	0	0%
Zengshang Li, Director(5)	7,639,800	12.73%
Xin Jin, Director(6)	7,639,800	12.73%
Weisheng Cong, Director	0	0%
Beiping Zhai, Director	0	0%
Jie Liu, Director	0	0%
Wenxi Wu, Director	0	0%
Hon Man Yun, Director	0	0%
All DIRECTORS AND OFFICERS AS A GROUP (11 PERSONS):	37,144,800	61.91%
Welldone Pacific Limited Room 42, 4/F New Henry House 10 Ice House Street Central, Hong Kong(7)	42,000,000	70%
Best Amigo Holding Ltd. (8)	4,200,000	7%

(1)	Unless otherwise noted, each beneficial owner has the same address as Wasatch.

(2)
Applicable percentage of ownership is based on 60,000,000 shares of our Common Stock outstanding as of the Record Date together with securities exercisable or convertible into shares of Common Stock within sixty days of the Record Date for each stockholder.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of Common Stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Note that affiliates are subject to Rule 144 and Insider trading regulations - percentage computation is for form purposes only.

(3)
Dianjun Liu directly owns 39.2% of the voting capital stock of Welldone Pacific Limited (which owns 42,000,000 shares of Common Stock), which gives him indirect control over 16,464,000 shares of Common Stock.  Mr. Liu also indirectly owns 10% of Welldone Pacific Limited as he is the sole owner of the capital stock of Best Amigo Holding Ltd., which gives him indirect control over an additional 4,200,000 shares of Common Stock.

(4)	Chenglin Wang owns 2.86% of Welldone Pacific Limited, which gives him indirect control over 1,201,200 shares of Common Stock.

(5)	Zengshang Li owns 18.9% of Welldone Pacific Limited, which gives him indirect control over 7,639,800 shares of Common Stock.

(6)	Xin Jin owns 18.9% of Welldone Pacific Limited, which gives him indirect control over 7,639,800 shares of Common Stock.

(7)
Mr. Liu, the Company’s President, Chief Executive Officer and director directly and indirectly holds investment control over 49.2% of the voting capital stock of Welldone Pacific Limited. Zengshang Li and Xin Jin, directors of the Company, each have investment control over 18.9% of the voting capital stock of Welldone Pacific Limited. Chenglin Wang, the Company’s Chief Financial Officer, Treasurer and director holds investment control over 2.86% of the voting capital stock of Welldone Pacific Limited.

(8)
Best Amigo Holding Ltd. owns 10% of the voting capital stock of Welldone Pacific Limited, which gives it indirect control over 4,200,000 shares of Common Stock. Mr. Liu, the Company’s President, Chief Executive Officer and director is the sole stockholder of Best Amigo Holding Ltd. As the sole stockholder of Best Amigo Holding Ltd., Mr. Liu is deemed to have investment control over Best Amigo Holding Ltd.

Change in Control

On December 28, 2009, the Company entered into a share exchange agreement with Jolly Promise Limited, an investment holding company organized under the laws of the British Virgin Islands (“Jolly”) and the sole stockholder of Jolly, Welldone Pacific Limited, a limited company organized under the laws of the British Virgin Islands (“Welldone”).  As a result of the share exchange (the “Exchange”), Wasatch acquired all of the issued and outstanding securities of Jolly from Welldone in exchange for forty-two million (42,000,000) newly-issued shares of Common Stock.  Immediately following the Exchange, Welldone owned seventy percent (70%) of the sixty million (60,000,000) issued and outstanding shares of voting capital stock of Wasatch, and as such, may be deemed to have control of the Company due to such ownership.  Welldone did not assume such control from any identifiable person or entity.

PROPOSAL NO. 1  CHANGE THE NAME OF THE COMPANY FROM WASATCH FOOD SERVICES, INC.
TO XINDE TECHNOLOGY COMPANY

The Proposal

The Board has approved, subject to the Stockholders’ approval, an amendment to the Company’s articles of incorporation to change the name of the Company to Xinde Technology Company.  The Board has determined that this amendment is advisable and in the best interests of the Company and its Stockholders.

Reason for the Proposal

On December 28, 2009 (the “Closing Date”), the Company entered into a share exchange agreement with Jolly Promise Limited, an investment holding company organized under the laws of the British Virgin Islands (“Jolly”) and the sole stockholder of Jolly, Welldone Pacific Limited, a limited company organized under the laws of the British Virgin Islands (“Welldone”).  As a result of the share exchange (the “Exchange”), Wasatch acquired all of the issued and outstanding securities of Jolly from Welldone in exchange for forty-two million (42,000,000) newly-issued shares of Common Stock.  Immediately following the Exchange, Welldone owned seventy percent (70%) of the sixty million (60,000,000) issued and outstanding shares of voting capital stock of Wasatch.  As a result of the Exchange, Jolly became a wholly-owned subsidiary of Wasatch.

From and after the Closing Date, the operations of Jolly are the only operations of the Company. As such, today, the principal business activities of the Company consist of the production and marketing of fuel injection systems, non-vehicle diesel engines and diesel generator technology. Therefore, the Board believes that it is in the Company’s best interest for the Company to amend it articles of incorporation to change its name in light of the fact that the name Xinde Technology Company more accurately reflects the business and operations of the Company.

At the Meeting, stockholders will be asked to consider and vote upon this amendment.

Recommendation of the Board of Directors

Our Board unanimously recommended a vote “FOR” the approval to change the Company’s name from Wasatch Food Services, Inc. to Xinde Technology Company.

Required Vote

Approval to amend the Company’s articles of incorporation to change the name of the Company will require that the holders of at least a majority of the outstanding shares entitled to vote thereon vote “FOR” the proposal.

Articles of Incorporation

Upon approval of this Proposal No. 1 by the Stockholders, the Company shall file with the Secretary of State of the State of Nevada an amendment to its articles of incorporation which shall indicate the new name of the Company to be “Xinde Technology Company”.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)           No officer, director, nominee for election as a director of the Company, or any associate of such individual has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)           No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Proxy Statement.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

 In order to be considered for inclusion in the Company's proxy materials for the Company’s next annual meeting of the Stockholders, any proposal to be presented at such meeting must be received at the Company's principal office not less than 50 days nor more than 75 days prior to the meeting; provided however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to Stockholders, notice by the Stockholder to the Company to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of date of the meeting was mailed or such public disclosure was made. Any such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act, and be submitted in writing and addressed to the attention of the Company's Corporate Secretary at Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China.  Inclusion of Stockholder proposals in the Company’s proxy statement for a meeting also requires satisfaction of certain conditions established by the Commission.

OTHER MATTERS

The Board knows of no other business which will be presented at the Meeting.  If any other business is properly brought before the Meeting, proxies in the enclosed form of Proxy Card will be voted in respect thereof in accordance with the judgments of the persons voting said proxies.  It is important that the Proxy Cards  be returned promptly and that your shares are represented.  You are urged to sign, date and promptly return the enclosed Proxy Card in the enclosed envelope.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files reports and other information with the SEC.  Such reports and other information filed by the Company may be inspected and copied at the SEC’s public reference room at One Station Place, 100 F Street NE, Washington, DC 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago Illinois. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings, including this Proxy Statement, are also available to you on the SEC’s website at www.sec.gov.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO XINDE TECHNOLOGY COMPANY.

By order of the Board of Directors

/s/ Dianjun Liu
April 5, 2010	Dianjun Liu, President and Chief Executive Officer

APPENDIX A

SPECIAL MEETING OF STOCKHOLDERS OF

WASATCH FOOD SERVICES, INC.

APRIL 22, 2010

Please date, sign and mail
your Proxy Card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.   PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	Approve the changing of the name of the corporation from Wasatch Food Services, Inc. to Xinde Technology Company.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Special Meeting, or any adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	Please check here if you plan to attend the meeting.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:
Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WASATCH FOOD SERVICES, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 22, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Wasatch Food Services, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated April 5, 2010, and hereby appoints Dianjun Liu, our President, Chief Executive Officer and Chairman of the Board, and Chenglin Wang, our Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of Wasatch Food Services, Inc. to be held on April 22, 2010, at 11:00 am, local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1 AS DESCRIBED IN THE PROXY CARD, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)